Exhibit 99

SUBJECT TO REVISION
SERIES TERM SHEET DATED NOVEMBER 17, 2004

DISCOVER® CARD MASTER TRUST I, SERIES 2004-2
Subseries 1
$500,000,000 Floating Rate Class A, Subseries 1 Certificates
$26,316,000 Floating Rate Class B, Subseries 1 Certificates
Subseries 2
$500,000,000 Floating Rate Class A, Subseries 2 Certificates
$26,316,000 Floating Rate Class B, Subseries 2 Certificates

DISCOVER BANK
Master Servicer, Servicer and Seller

     The certificates represent interests in the Discover Card Master Trust I. The certificates are not obligations of Discover Bank or any of its affiliates, and neither the certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

     This series term sheet contains structural and collateral information about the certificates; however, this series term sheet does not contain complete information about the certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The trust and the Discover Card portfolio may not perform in the future as they have performed in the past. Price and availability of the certificates may change without notice.

     We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. Discover Bank may not offer or sell the certificates in any state where the offer or sale is prohibited. Discover Bank will not sell you any of the certificates unless you have received both the prospectus supplement and the prospectus. The underwriters may hold or trade securities of the trust or Discover Bank and may also perform investment banking services for the trust and Discover Bank.

MORGAN STANLEY
DEUTSCHE BANK SECURITIES
RBC CAPITAL MARKETS
ABN AMRO INCORPORATED
CALYON SECURITIES USA
SCOTIA CAPITAL

     This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

     This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2004-2 Supplement to the pooling and servicing agreement. There are two subseries for this series, each of which will be treated as a separate series under the pooling and servicing agreement and all of the series supplements that are a part of Discover Card Master Trust I.

Title of Securities	Subseries 1:

Discover Card Master Trust I, Series 2004-2 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates.

Discover Card Master Trust I, Series 2004-2 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates.

Subseries 2:

Discover Card Master Trust I, Series 2004-2 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates.

Discover Card Master Trust I, Series 2004-2 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates.

Interest Rate	Subseries 1:
Class A, Subseries 1 Certificates: LIBOR plus % per year.
Class B, Subseries 1 Certificates: LIBOR plus % per year.

Subseries 2:

Class A, Subseries 2 Certificates: LIBOR plus % per year. Class B, Subseries 2 Certificates: LIBOR plus % per year.

The trustee will calculate interest on the certificates for each subseries on the basis of the actual number of days elapsed and a 360-day year.

“LIBOR” will mean the London interbank offered rate for one-month United States dollar deposits, determined two business days before the start of each interest accrual period; provided, however, that for the first interest accrual period, LIBOR will mean the average of the London interbank offered rate for one-month United States dollar deposits and the London interbank offered rate for two-month United States dollar deposits, determined two business days before the closing date for Series 2004-2.

Interest Payment Dates	The 15th day of each month, or the next business day, beginning in January 2005.

Expected Maturity Dates	Subseries 1:

Class A, Subseries 1 Certificates: November 15, 2007, or the next business day. If an Amortization Event occurs for Subseries 1, the trust will pay principal monthly and the final principal payment may be made before or after November 15, 2007.

Class B, Subseries 1 Certificates: December 15, 2007, or the next business day. If an Amortization Event occurs for Subseries 1, the trust will pay principal monthly and the final payment of principal may be made either before or after December 15, 2007. The trust must generally pay all Class A, Subseries 1 principal before it pays any Class B, Subseries 1 principal.

Subseries 2:

Class A, Subseries 2 Certificates: November 15, 2009, or the next business day. If an Amortization Event occurs for Subseries 2, the trust will pay principal monthly and the final principal payment may be made before or after November 15, 2009.

Class B, Subseries 2 Certificates: December 15, 2009, or the next business day. If an Amortization Event occurs for Subseries 2, the trust will pay principal monthly and the final payment of principal may be made either before or after December 15, 2009. The trust must generally pay all Class A, Subseries 2 principal before it pays any Class B, Subseries 2 principal.

An “Amortization Event” for each subseries is an event that will cause the trust to begin repaying principal for such subseries on a monthly basis.

Series Termination Date	For each subseries, the Series Termination Date is the last day on which the trust will pay principal on the certificates for that subseries.

Subseries 1: For Class A, Subseries 1 and Class B, Subseries 1, the Series Termination Date is the first business day following May 15, 2010, or if May 15, 2010 is not a business day, the second business day following May 15, 2010.

Subseries 2: For Class A, Subseries 2 and Class B, Subseries 2, the Series Termination Date is the first business day following May 15, 2012, or if May 15, 2012 is not a business day, the second business day following May 15, 2012.

Subordination of Class B Certificates (Class A Credit Enhancement)	For each subseries, the Class B Certificates are subordinated to the Class A Certificates for that subseries, up to a specified dollar amount, known as the “Available Subordinated Amount.”

Available Subordinated Amount	Subseries 1:

Initially, equal to 12.5% of the Series Initial Investor Interest for Subseries 1, which may be reduced, reinstated or increased from time to time. The Available Subordinated Amount for Subseries 1 will increase by:

• 0.5% of the Series Initial Investor Interest for Subseries 1 after a Supplemental Credit Enhancement Event, if Discover Bank has not made an Effective Alternative Credit Support Election for Subseries 1;

• 4.5% of the Series Initial Investor Interest for Subseries 1 after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has occurred for Subseries 1; or

• 5% of the Series Initial Investor Interest for Subseries 1 after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has not occurred for Subseries 1.

The “Series Initial Investor Interest” for Subseries 1 is equal to the total initial principal amount of the Floating Rate Class A, Subseries 1 Certificates plus the total initial principal amount of the Floating Rate Class B, Subseries 1 Certificates. If additional certificates are issued in Subseries 1 after the initial issuance date for Series 2004-2, the “Series Initial Investor Interest” will be deemed to include the initial principal amount of the additional certificates from and after the date of such additional issuance.

Subseries 2:

Initially, equal to 12.5% of the Series Initial Investor Interest for Subseries 2, which may be reduced, reinstated or increased from time to time. The Available Subordinated Amount for Subseries 2 will increase by:

• 0.5% of the Series Initial Investor Interest for Subseries 2 after a Supplemental Credit Enhancement Event, if Discover Bank has not made an Effective Alternative Credit Support Election for Subseries 2;

• 4.5% of the Series Initial Investor Interest for Subseries 2 after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has occurred for Subseries 2; or

• 5% of the Series Initial Investor Interest for Subseries 2 after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has not occurred for Subseries 2.

The “Series Initial Investor Interest” for Subseries 2 is equal to the total initial principal amount of the Floating Rate Class A, Subseries 2 Certificates plus the total initial principal amount of the Floating Rate Class B, Subseries 2 Certificates. If additional certificates are issued in Subseries 2 after the initial issuance date for Series 2004-2, the “Series Initial Investor Interest” will be deemed to include the initial principal amount of the additional certificates from and after the date of such additional issuance.

A “Supplemental Credit Enhancement Event” will occur for each subseries the first time Standard & Poor’s Ratings Services withdraws the long-term debt or deposit rating of Discover Bank, or an additional seller, if any, or reduces this rating below BBB -.

“Effective Alternative Credit Support Election” will mean an effective election made by Discover Bank to change the way in which the trust allocates finance charge collections to Subseries 1 or Subseries 2. To make this election, Discover Bank must arrange for the deposit of additional funds into the cash collateral account for Subseries 1 or Subseries 2, discussed below, as appropriate.

Cash Collateral Account (Class B Credit Enhancement)	Subseries 1:

Discover Bank will arrange to have a cash collateral account established and funded with an amount equal to 7.5% of the Series Initial Investor Interest for Subseries 1 for the direct benefit of the Class B, Subseries 1 investors, the “Credit Enhancement Account,” on the date the certificates are issued. The trustee may withdraw funds from this account to reimburse the Class B, Subseries 1 investors for amounts that would otherwise reduce their interest in the trust or affect their interest payments.

The amount on deposit in this account may decrease or increase on future Distribution Dates. A “Distribution Date” is the 15th calendar day of each month, or the next business day, beginning in January 2005.

The maximum amount of Credit Enhancement for Subseries 1 as of any Distribution Date will be:

Before a Supplemental Credit Enhancement Event or an Effective Alternative Credit Support Election

• 7.5% of the Series Investor Interest for Subseries 1 as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest for Subseries 1; or

After a Supplemental Credit Enhancement Event but before an Effective Alternative Credit Support Election

• 8.0% of the Series Investor Interest for Subseries 1 as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest for Subseries 1; or

After an Effective Alternative Credit Support Election

• 12.5% of the Series Investor Interest for Subseries 1 as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest for Subseries 1.

However, if an Amortization Event for Subseries 1 has occurred, the maximum amount of Credit Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before such Amortization Event occurred.

“Series Investor Interest” with respect to Subseries 1 will mean the Series Initial Investor Interest for Subseries 1 minus

• the amount of principal collections on deposit for the benefit of investors in Subseries 1, after giving effect to losses of principal on investments of these funds,

• the aggregate amount of principal previously paid to investors in Subseries 1, and

• the aggregate amount of investor losses attributable to Subseries 1 resulting from accounts in which the receivables have been charged-off as uncollectible, after giving effect to all provisions in the Series Supplement to reimburse these charged-off amounts.

Subseries 2:

Discover Bank will arrange to have a cash collateral account established and funded with an amount equal to 7.5% of the Series Initial Investor Interest for Subseries 2 for the direct benefit of the Class B, Subseries 2 investors, the “Credit Enhancement Account,” on the date the certificates are issued. The trustee may withdraw funds from this account to reimburse the Class B, Subseries 2 investors for amounts that would otherwise reduce their interest in the trust or affect their interest payments.

The amount on deposit in this account may decrease or increase on future Distribution Dates. A “Distribution Date” is the 15th calendar day of each month, or the next business day, beginning in January 2005.

The maximum amount of Credit Enhancement for Subseries 2 as of any Distribution Date will be:

Before a Supplemental Credit Enhancement Event or an Effective Alternative Credit Support Election

• 7.5% of the Series Investor Interest for Subseries 2 as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest for Subseries 2; or

After a Supplemental Credit Enhancement Event but before an Effective Alternative Credit Support Election

• 8.0% of the Series Investor Interest for Subseries 2 as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest for Subseries 2; or

After an Effective Alternative Credit Support Election

• 12.5% of the Series Investor Interest for Subseries 2 as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest for Subseries 2.

However, if an Amortization Event for Subseries 2 has occurred, the maximum amount of Credit Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before such Amortization Event occurred.

“Series Investor Interest” with respect to Subseries 2 will mean the Series Initial Investor Interest for Subseries 2 minus

• the amount of principal collections on deposit for the benefit of investors in Subseries 2, after giving effect to losses of principal on investments of these funds,

• the aggregate amount of principal previously paid to investors in Subseries 2, and

• the aggregate amount of investor losses attributable to Subseries 2 resulting from accounts in which the receivables have been charged-off as uncollectible, after giving effect to all provisions in the Series Supplement to reimburse these charged-off amounts.

The Receivables	The receivables in the Accounts included in the trust as of November 1, 2004 totaled $33,773,093,267.33.

Interchange	Subseries 1 and Subseries 2 will each be eligible for allocations and reallocations of interchange. Series issued prior to November 3, 2004 will not receive allocations or reallocations of interchange.

Group Excess Spread and Interchange Subgroup Excess Spread
The certificates of each subseries (which are treated as a “series”) initially will be included in the “Group One” group of series. The three-month rolling average Group Excess Spread Percentage, as defined below, was 5.14% for the Distribution Date in November 2004. The Group Excess Spread Percentage excludes the effects of interchange. The first date for which an Interchange Subgroup Excess Spread will be determined will be the Distribution Date in December 2004.

“Series Excess Spread” for a series or subseries is generally an amount equal to

• the total amount of finance charge collections, investment income, interchange and other similar collections allocable to such series or subseries for the prior calendar month, minus

• the total amount of interest and certain fees payable for such series or subseries and the amount of receivables allocable to such series or subseries that have been charged off as uncollectible for the prior calendar month.

“Group Excess Spread” for any Distribution Date is the sum of the Series Excess Spreads (modified as discussed below) for all series, including each subseries, in Group One. “Group Excess Spread Percentage” for any Distribution Date is a percentage calculated by multiplying:

• twelve, by

	•	the sum of the Series Excess Spreads (modified as discussed below) for all series, including each subseries, in Group One,

and then dividing the product by an amount equal to the sum of all investor interests for each series or subseries in Group One, in each case for the Distribution Date. For purposes of determining the Group Excess Spread and the Group Excess Spread Percentage, we will subtract interchange from the Series Excess Spread for each series or subseries that otherwise has positive Series Excess Spread. However, if this subtraction would cause the Series Excess Spread to be negative, Series Excess Spread for such series or subseries will be deemed to be zero.

“Interchange Subgroup Excess Spread” for any Distribution Date means the sum of:

•	all amounts deposited in the Group Interchange Reallocation Account for all series or subseries to which interchange is allocated, and

•	the Interchange Subgroup Allocable Group Excess Spread;

where “Interchange Subgroup Allocable Group Excess Spread” means, for any Distribution Date:

	•	if the Group Excess Spread is positive or zero, an amount equal to the Group Excess Spread multiplied by the sum of the investor interests for each series or subseries in Group One to which interchange is allocated, divided by

	•	an amount equal to the sum of all investor interests for each series or subseries in Group One;

and

	•	if the Group Excess Spread is negative, an amount equal to the Group Excess Spread multiplied by the sum of the Series Excess Spreads for each series or subseries in Group One to which interchange is allocated and for which the Series Excess Spread was negative, divided by

	•	an amount equal to the sum of the Series Excess Spreads for each series or subseries in Group One for which the Series Excess Spread was negative.

Rating of the Investor Certificates	The trust will only issue the certificates if Standard & Poor’s has rated the Class A Certificates for each subseries “AAA” and the Class B Certificates for each subseries at least “A” and Moody’s Investors Service, Inc. has rated the Class A Certificates for each subseries “Aaa” and has rated the Class B Certificates for each subseries at least “A2.”

ERISA Considerations	Discover Bank believes that employee benefit plans subject to ERISA may acquire Class A Certificates for any subseries; however, advisers to these plans should consult their own counsel. Employee benefit plans subject to ERISA may not acquire the Class B Certificates for any subseries.

Listing	Discover Bank expects to list the certificates on the Luxembourg Stock Exchange to facilitate trading in non-U.S. markets.

COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under “Composition and Historical Performance of the Discover Card Portfolio.”

     Geographic Distribution. As of November 1, 2004, the following five states had the largest receivables balances :

Percentage of Total
Receivables
State	Balance in the Accounts
California	9.5%
Texas	9.1%
New York	7.0%
Florida	6.0%
Illinois	5.4%

     Credit Limit Information. As of November 1, 2004, the Accounts had the following credit limits:

	Receivables	Percentage of
	Outstanding	Total Receivables
Credit Limit	(000’s)	Outstanding
$0 to $4,000.00	$3,653,318	10.8%
$4,000.01 to $6,000.00	$3,996,479	11.8%
$6,000.01 to $8,000.00	$4,309,789	12.8%
$8,000.01 to $10,000.00	$6,807,878	20.2%
Over $10,000.00	$15,005,629	44.4%

Total	$33,773,093	100.0%

     Seasoning. As of November 1, 2004, 97.0% of the Accounts were at least 24 months old. The ages of Accounts as of November 1, 2004 were distributed as follows:

	Percentage	Percentage
Age of Accounts	of Accounts	of Balances
Less than 12 Months	0.2%	0.3%
12 to 23 Months	2.8%	3.2%
24 to 35 Months	5.2%	5.2%
36 to 47 Months	7.4%	7.7%
48 to 59 Months	10.5%	11.2%
60 Months and Greater	73.9%	72.4%

	100.0%	100.0%

     Summary Current Delinquency Information. As of November 1, 2004, the Accounts had the following delinquency statuses:

	Aggregate
	Balances	Percentage
Payment Status	(000’s)	of Balances
Current	$30,472,413	90.2%
1 to 29 Days	$1,553,254	4.6%
30 to 59 Days	$543,287	1.6%
60 to 89 Days	$373,802	1.1%
90 to 119 Days	$317,875	1.0%
120 to 149 Days	$271,423	0.8%
150 to 179 Days	$241,039	0.7%

	$33,773,093	100.0%

COMPOSITION AND HISTORICAL PERFORMANCE
OF THE DISCOVER CARD PORTFOLIO

     We have set forth information below about the accounts that comprise the Discover Card portfolio. On March 1, 2003, Private Issue accounts, another brand of general purpose credit and financial services card issued by Discover Bank, were converted into Discover Card accounts and made eligible for addition to the trust. The information set forth below includes these accounts as of March 1, 2003. Information related to prior periods has not been restated to reflect the historical performance of the former Private Issue accounts due to their immaterial impact on overall Discover Card performance.

     Geographic Distribution. The Discover Card portfolio is not highly concentrated geographically. As of August 31, 2004, the following five states had the largest receivables balances:

Percentage of Total Receivables Balance
of Discover Card Portfolio
State	as of August 31, 2004
California	9.8%
Texas	8.9%
New York	7.0%
Florida	5.9%
Illinois	5.3%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of August 31, 2004.

     Credit Limit Information. As of August 31, 2004, the accounts in the Discover Card portfolio had the following credit limits:

		Percentage
	Receivables	of Total
	Outstanding	Receivables
Credit Limit	(000’s)	Outstanding
$0 to $4,000.00	$5,375,922	12.0%
$4,000.01 to $6,000.00	$6,495,995	14.5%
$6,000.01 to $8,000.00	$6,514,662	14.6%
$8,000.01 to $10,000.00	$8,820,881	19.7%
Over $10,000.00	$17,563,369	39.2%

Total	$44,770,829	100.0%

     Seasoning. As of August 31, 2004, 89.3% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of August 31, 2004 were distributed as follows:

	Percentage	Percentage
Age of Accounts	of Accounts	of Balances
Less than 12 Months	4.3%	8.1%
12 to 23 Months	6.4%	7.5%
24 to 35 Months	7.4%	6.7%
36 to 47 Months	9.6%	9.6%
48 to 59 Months	10.9%	11.0%
60 Months and Greater	61.4%	57.1%

	100.0%	100.0%

     Summary Yield Information. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Discover Bank also allocates to investors recoveries and, to the extent applicable, interchange, which are treated similarly to finance charges. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

	Nine Months Ended	Twelve Months Ended November 30,
	August 31, 2004	2003	2002	2001
Aggregate Monthly Yields
Yield Excluding Recoveries and Interchange	14.25%	14.39%	15.29%	15.95%
Yield Including Recoveries and Excluding Interchange	15.06%	15.09%	15.91%	16.62%
Yield from Interchange	2.55%	2.22%

     Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections. After November 30, 2003, when we refer to yield excluding recoveries and interchange, we are excluding only recoveries related to the charge-off of principal, but are including recoveries related to finance charge and fee write-offs. These finance charge and fee recoveries were previously reflected in net charge-offs, but net charge-offs now includes only charge-offs and recoveries of principal. See “Summary Charge-Off Information”. For purposes of the pooling and servicing agreement, all recoveries of principal as well as recoveries of finance charge and fees are treated as finance charge collections. Certificates issued on or after November 3, 2004, beginning with certificates issued in connection with Series 2004-1, may be eligible to receive allocations of interchange received by the trust in accordance with the terms of their respective series supplements. Certificates issued prior to November 3, 2004 receive no allocations or reallocations of interchange.

     Summary Current Delinquency Information. As of August 31, 2004, the accounts in the Discover Card portfolio had the following delinquency statuses:

	Aggregate
	Balances	Percentage
Payment Status	(000’s)	of Balances
Current	$40,576,392	90.6%
1 to 29 Days	$2,015,715	4.5%
30 to 59 Days	$697,093	1.6%
60 to 89 Days	$479,605	1.1%
90 to 119 Days	$387,806	0.9%
120 to 149 Days	$327,304	0.7%
150 to 179 Days	$286,914	0.6%

	$44,770,829	100.0%

     Summary Historical Delinquency Information. The accounts in the Discover Card portfolio had the following historical delinquency rates:

	Average of Nine Months		Average of Twelve Months Ended November 30,
	Ended August 31, 2004		2003		2002		2001
	Delinquent		Delinquent		Delinquent		Delinquent
	Amount		Amount		Amount		Amount
	(000’s)	Percentage	(000’s)	Percentage	(000’s)	Percentage	(000’s)	Percentage
30-59 Days	$740,984	1.6%	$924,178	1.9%	$927,959	2.0%	$1,001,038	2.2%
60-89 Days	$515,860	1.1%	$665,502	1.4%	$655,638	1.4%	$687,141	1.5%
90-179 Days	$1,165,807	2.6%	$1,430,013	3.0%	$1,299,208	2.8%	$1,265,333	2.7%

Total	$2,422,651	5.3%	$3,019,693	6.3%	$2,882,805	6.2%	$2,953,512	6.4%

     Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     Summary Charge-Off Information. The accounts in the Discover Card portfolio have had the following historical charge-offs:

	Nine Months Ended	Twelve Months Ended November 30,
	August 31, 2004	2003	2002	2001
	(dollars in thousands)
Average Receivables Outstanding	$45,094,626	$48,164,718	$46,374,096	$46,172,045
Gross Charge-Offs	$2,406,652	$3,598,885	$3,200,339	$2,801,998
Net Charge-Offs	$2,131,398	$3,259,478	$2,915,090	$2,494,330
Gross Charge-Offs as an Annualized Percentage of Average Receivables Outstanding	7.12%	7.47%	6.90%	6.07%
Net Charge-Offs as an Annualized Percentage of Average Receivables Outstanding	6.30%	6.77%	6.29%	5.40%

     Prior to December 1, 2003, net charge-offs included recoveries related to finance charge and fee write-offs. After November 30, 2003, we excluded recoveries related to finance charge and fee write-offs from net charge-offs, which reflects only recoveries of principal. See “Summary Yield Information”. Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     Summary Payment Rate Information. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

	Nine Months Ended	Twelve Months Ended November 30,
	August 31, 2004	2003	2002	2001
Average Monthly Payment Rate	18.22%	17.11%	16.56%	15.98%
Highest Monthly Payment Rate	18.91%	18.04%	17.17%	16.96%
Lowest Monthly Payment Rate	17.48%	15.84%	15.35%	14.83%